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                                                                    Exhibit 99.3

                                    AMENDMENT

          THIS AMENDMENT, dated as of May 21, 1999 (this "AMENDMENT"), is entered into by and among Flexible Funding Corp. (the "SELLER"), Falcon Asset Securitization Corporation ("FALCON") and The First National Bank of Chicago, individually ("FIRST CHICAGO") and as agent (the "AGENT") with respect to that certain Receivables Purchase Agreement dated as of August 22, 1996 by and among the parties hereto (as previously amended and as amended hereby, the "RPA"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the RPA.

          FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Amendments.

          1.1. The definition of "LIQUIDITY TERMINATION DATE" set forth in
Exhibit I to the RPA is hereby amended to delete "August 20, 2001" where it appears and to substitute "December 31, 2003" in lieu thereof.

          1.2. The definition of "ADJUSTED LIBOR RATE" set forth in Exhibit I to the RPA is hereby amended and restated in its entirety to read as follows:

          "ADJUSTED LIBOR RATE" means, on any date of determination with respect to any Receivable Interest: the sum of (a) the applicable LIBOR Rate, plus
     (b) 0.50% per annum with respect to any Receivable Interest of Falcon, and 2.75% per annum with respect to any Receivable Interest of the Investors.

          1.3. The following new definitions are hereby inserted in their appropriate alphabetical order into Exhibit I to the RPA:

          "AGREEMENT ACCOUNTING PRINCIPLES" has the meaning provided in the Credit Agreement.

          "CAPITAL EXPENDITURES" means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including Capitalized Leases and Permitted Purchase Money Indebtedness) by the Originator and its Subsidiaries during that period that, in conformity with Agreement Accounting Principles, are required to be included in or reflected by the property, plant, equipment or similar fixed asset accounts reflected in the consolidated balance sheet of the Originator and its Subsidiaries, other than Permitted Acquisitions.

          "CAPITAL STOCK" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to

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     receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "CAPITALIZED LEASE" of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

          "CREDIT AGREEMENT" means that certain Amended and Restated Credit Agreement dated as of May 21, 1999 among Printpack, Inc., a Georgia corporation, the lenders from time to time party thereto, and The First National Bank of Chicago, in its capacity as agent thereunder, as the same may be amended, restated or otherwise modified from time to time in accordance with the terms thereof.

          "EBITDA" means, for any period, on a consolidated basis for the Originator and its Subsidiaries, the sum of the amounts for such period of
     (i) Net Income, plus (ii) Interest Expense, plus (iii) charges against income for foreign, federal, state and local taxes, plus (iv) depreciation expense, plus (v) amortization expense, including, without limitation, amortization of goodwill and other intangible assets, and fees, costs, Original Transaction Costs (as defined in the Credit Agreement) and expenses in connection with Permitted Acquisitions, plus (vi) other non-cash charges classified as long-term deferrals in accordance with Agreement Accounting Principles.

          "GOVERNMENTAL AUTHORITY" means any nation or government, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "HEDGING OBLIGATIONS" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

          "INDEBTEDNESS" has the meaning provided in the Credit Agreement.

          "INTEREST EXPENSE" means, for any period, the sum of (i) the total interest expense of the Originator and its consolidated Subsidiaries, whether paid or

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     accrued (including the interest component of Capitalized Leases, commitment and letter of credit fees, and discount and other fees and charges incurred under the Transaction Documents), but excluding interest expense not payable in cash (including amortization of discount), and (ii) the product of (a) all cash dividend payments on any series of preferred stock issued by the Originator or any of its Subsidiaries, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of the Originator, expressed as a decimal, in each case on a consolidated basis, all as determined in conformity with Agreement Accounting Principles.

          "LETTER OF CREDIT" has the meaning provided in the Credit Agreement.

          "NET INCOME" means, for any period, the net earnings (or loss) after taxes of the Originator and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with Agreement Accounting Principles; provided, that when calculating Net Income the following items shall be excluded from such calculation: (i) the earnings (but not loss) of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting, except to the extent of the amount of dividends or distributions paid in cash to the Originator or a consolidated Subsidiary; (ii) the earnings of a Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary to the Originator with respect to such earnings is not, at the date of determination, permitted without the prior approval of a Governmental Authority (and such approval has not been obtained), or is prohibited, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary or the holders of its Capital Stock, (iii) the cumulative effect of a change in accounting principles and (iv) nonrecurring items, such as gains or losses on the sale of assets or any Restructuring Items; but when calculating Net Income such calculation shall include historical audited Net Income (as calculated above) for such period of any Person (or division of such Person) that became a Subsidiary of the Originator during such period or was merged into or was consolidated with the Originator or any of its Subsidiaries during such period, or where the assets of such Person (or division of such Person) were acquired by the Originator or any of its Subsidiaries during such period, whether accrued prior or subsequent to the date of such acquisition, merger or consolidation.

          "PERMITTED ACQUISITION" has the meaning provided in the Credit Agreement.

          "PERMITTED PURCHASE MONEY INDEBTEDNESS" has the meaning provided in the Credit Agreement.

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          "RESTRUCTURING ITEMS" shall mean the charges or reserves taken on the financial statements of the Originator or any of its Subsidiaries in accordance with Agreement Accounting Principles in connection with severance, plant closings, equipment relocations or other charges related to the consolidation or rationalization of operations.

          "TOTAL DEBT" means, for any period, on a consolidated basis for the Originator and its Subsidiaries, the sum of Indebtedness of the Originator and its Subsidiaries, other than (i) Hedging Obligations and (ii) the sum of the amounts then available for drawing under Letters of Credit.

          1.4. Section 7.1 of the RPA is hereby amended to add the following new subsections (m), (n) and (o) thereto:

          (m) The Originator fails to maintain a ratio ("FIXED CHARGE COVERAGE RATIO") of EBITDA to Interest Expense of at least the ratio set forth below at the end of each fiscal quarter ending in the periods set forth in the table below:

             --------------------------------------------------- ---------------------
                             APPLICABLE PERIOD                          RATIO
             --------------------------------------------------- ---------------------
             May 21, 1999 through June 30, 2000                      1.75 to 1.00
             July 1, 2000 through June 30, 2001                      2.00 to 1.00
             July 1, 2001 through June 30, 2002                      2.25 to 1.00
             July 1, 2002 and thereafter                             2.50 to 1.00

     In each case the Fixed Charge Coverage Ratio shall be determined as of the last day of each fiscal quarter for the four-quarter period ending on such day.

          (n) The Originator permits the ratio (the "LEVERAGE RATIO") of Total Debt to EBITDA to be greater than the ratio set forth in the table below under the column entitled "Default Ratio" at the end of each fiscal quarter ending in the periods set forth in the table below:


      ------------------------------------------------------ --------------------
                        APPLICABLE PERIOD                       DEFAULT RATIO
      ------------------------------------------------------ --------------------
      May 21, 1999 through December 31, 1999                    5.50 to 1.00
      January 1, 2000 through June 30, 2000                     5.25 to 1.00
      July 1, 2000 through June 30, 2001                        5.00 to 1.00
      July 1, 2001 through June 30, 2002                        4.75 to 1.00
      July 1, 2002 and thereafter                               4.50 to 1.00

     The Leverage Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter based upon (a) for Total Debt, Total Debt as of the last day

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     of each such fiscal quarter; and (b) for EBITDA, the actual amount for the four-quarter period ending on such day, calculated, with respect to Permitted Acquisitions, on a pro forma basis using historical audited and reviewed unaudited financial statements obtained from the seller, broken down by fiscal quarter in the Originator's reasonable judgment.


          (o) The Originator and its Subsidiaries expend, or commit to expend, for Capital Expenditures during the periods set forth in the table below, on a non-cumulative basis except as provided herein, in the aggregate for the Originator and its Subsidiaries, in excess of the corresponding amounts set forth in the table below for such period:

             -------------------------------------------------- -------------------------------
                             APPLICABLE PERIOD                          MAXIMUM AMOUNT
             -------------------------------------------------- -------------------------------
             May 21, 1999 through June 30, 1999                          $47,000,000
             July 1, 1999 through June 30, 2000                          $48,000,000
             July 1, 2000 through June 30, 2001                          $49,000,000
             July 1, 2001 through June 30, 2002                          $50,000,000
             July 1, 2002 through June 30, 2003                          $50,000,000
             July 1, 2003 through March 31, 2004                         $50,000,000

     In the event that for any of the foregoing periods the actual amount of Capital Expenditures for the Originator and its Subsidiaries shall be less than the applicable limitation amount set forth above (plus any increase therein pursuant to this sentence), an amount (the "CARRY-OVER AMOUNT") equal to fifty percent (50.0%) of (i) permitted Capital Expenditures minus
     (ii) actual amount of Capital Expenditures for such period, shall be added to the permitted Capital Expenditures for the next succeeding fiscal year; provided, that the Carry-Over Amount shall not exceed $25,000,000 in any fiscal year.

          2. Representations and Warranties. In order to induce the Agent and the Purchasers to enter into this Amendment, the Seller hereby represents and warrants to the Agent and the Purchasers that (a) this Amendment has been duly authorized, executed and delivered by the Seller and is enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally, and (b) after giving prospective effect to the amendments set forth herein, each of the representations and warranties set forth in Section 3.1 of the RPA will be true and correct as of the date hereof, and no Servicer Default or Potential Servicer Default will exist and be continuing.

          3. Conditions Precedent to Effectiveness. This Amendment will become effective when (a) each of the parties hereto has duly executed a counterpart hereof and delivered such executed counterpart to the Agent, and (b) the Seller has executed and delivered to the

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Agent an amendment fee letter dated the date hereof and paid the fee required to be paid thereunder in immediately available funds.

          4. Miscellaneous.

          (a) CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

          (b) Reaffirmation. Except as expressly modified hereby, the RPA remains unaltered and in full force and effect, and is hereby ratified and confirmed.

          (c) Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

                             FLEXIBLE FUNDING CORP.


                             By:/s/ Dellmer B. Seitter III
                                ----------------------------------------
                              Name: Dellmer B. Seitter III
                              Title: Treasurer


                             FALCON ASSET SECURITIZATION CORPORATION


                             By: /s/ Karen E. Staib
                                 ---------------------------------------
                                 Authorized Signatory


                             THE FIRST NATIONAL BANK OF CHICAGO, as an
                             Investor and as Agent


                             By: /s/ Karen E. Staib
                                ----------------------------------------
                                Authorized Agent

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